SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549



                                   FORM 8-K

                                CURRENT REPORT

                        Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)February 14, 1995

          DEAN WITTER/COLDWELL BANKER TAX EXEMPT MORTGAGE FUND, L.P.
                                  TEMPO-LP, INC.
            (Exact name of registrant as specified in its charter)

                                                         Dean Witter/Coldwell
                                                           Banker Tax Exempt
                                                          Mortgage Fund, L.P.
          Delaware                      0-15764                 58-1710934
(State or other jurisdiction          (Commission          (I.R.S. Employer
    of incorporation)                 File Number)        Identification No.)

                                                              Tempo-LP, Inc.
                                                                58-1710930
                                                           (IRS Employer
                                                          Identification No.)

  Two World Trade Center, New York, New York                    10048
   (Address of principal executive offices)                  (Zip Code)

Registrant's telephone number, including area code             (212) 392-1054


         (Former name or former address, if changed since last report)

Item 5.  Other Events

Distribution Rate Change

     Because of improved cash flow, the Partnership will increase its cash distribution per Assigned Benefit Certificate from $.2125 per quarter to $.25 per quarter beginning with the distribution payable in May 1995.






                                SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             DEAN WITTER/COLDWELL BANKER TAX EXEMPT
                               MORTGAGE FUND, L.P.

                         By: TEMPO-GP, INC.
                             General Partner


                         By: /s/E. Davisson Hardman, Jr.
                             E. Davisson Hardman, Jr.
                             President




Date:  February 14, 1995